UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 _______________________________________
FORM 8-K
  _______________________________________

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 21, 2026
  _______________________________________
UNIVERSAL ELECTRONICS INC.
(Exact name of Registrant as specified in its charter)
 _______________________________________

Delaware	0-21044	33-0204817
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification No.)
15147 N. Scottsdale Road, Suite H300, Scottsdale, Arizona 85254-2494
(Address of principal executive offices and zip code)
(480) 530-3000
(Registrant's telephone number, including area code)

________________________________________________________________________________________________
(Former name or former address, if changed since last report)
_______________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	UEIC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On August 21, 2026, Universal Electronics Inc. (the "Company") entered into a Third Amended and Restated Credit Agreement (the “Third Amended and Restated Credit Agreement”) with the lenders from time to time parties thereto and U.S. Bank National Association (“U.S. Bank”), as administrative agent. The Third Amended and Restated Credit Agreement amends and restates that certain Second Amended and Restated Credit Agreement dated as of October 27, 2017, by and between the Company, the lenders from time to time parties thereto and U.S. Bank, as amended (the “Credit Agreement”), to, among other things, revise (i) certain definitions related to the calculations of the borrowing base, (ii) the consolidated fixed charge coverage ratio covenant and (iii) the consolidated cash flow leverage ratio covenant set forth in the Credit Agreement. All other provisions of the Credit Agreement remain substantially the same.

The foregoing description of the Third Amended and Restated Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Third Amended and Restated Credit Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits

(d)Exhibits. The following exhibits are furnished with this report.

Exhibit No.	Description
10.1*	Third Amended and Restated Credit Agreement, dated August 21, 2026 (filed herewith)

104	Cover Page to this Current Report on Form 8-K, formatted in Inline XBRL

*Schedules (or similar attachments) to this Exhibit have been omitted in accordance with Item 601(a)(5) of Regulation S-K. The Registrant agrees to furnish supplementally a copy of all omitted schedules to the SEC on a confidential basis upon request.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Universal Electronics Inc.

Date: August 26, 2026	By:	/s/ Sui Man Ho
Sui Man (Raymond) Ho
Chief Financial Officer

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